UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2008

RenaissanceRe Holdings Ltd.

(Exact name of registrant as specified in its charter)

Bermuda

(State or other jurisdiction of incorporation)

34-0-26512	98-014-1974
(Commission File Number)	(IRS Employer Identification No.)

Renaissance House 8-20 East Broadway, Pembroke Bermuda	HM 19
(Address of principal executive offices)	(Zip Code)

(441) 295-4513

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

The registrant issued the press release attached hereto as Exhibit 99.1, announcing a webcast in connection with presentations the Company will make to certain investors during the week beginning Tuesday, February 12, 2008. The slides attached hereto as Exhibit 99.2, which are incorporated in this Item 7.01 by reference thereto, will be utilized in connection with such presentations and are furnished pursuant to Regulation FD.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits.

Exhibit #	Description
99.1	Press Release

99.2	Slide Presentation

*Exhibit 99.2 is being furnished pursuant to Regulation FD, and is not being filed with the Securities and Exchange Commission (the “SEC”). Therefore, this exhibit is not incorporated by reference in any of the registrant’s other SEC filings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENAISSANCERE HOLDINGS LTD.

Date:	February 11, 2008	By:	/s/ Stephen H. Weinstein
		Name:	Stephen H. Weinstein
		Title:	SVP, General Counsel, & Corporate Secretary

INDEX TO EXHIBITS

Exhibit #	Description
99.1	Press Release

99.2	Slide Presentation